EXHIBIT 10.32

CONFIDENTIAL TREATMENT REQUESTED

Redacted Portions are indicated by [****]

MEMBERS AGREEMENT

This Members Agreement (this “Agreement”) is made effective as of the 1st day of January, 2008, by and among Genzyme Corporation, a Massachusetts corporation having its principal place of business at 500 Kendall Square, Cambridge, Massachusetts 02142 (“Genzyme”); BioMarin Pharmaceutical Inc., a Delaware corporation having its principal place of business at 105 Digital Drive, Novato, California 94949 (“BioMarin”); BioMarin Genetics, Inc., a Delaware corporation and a wholly-owned subsidiary of BioMarin having its principal place of business at 105 Digital Drive, Novato, California 94949 (“BioMarin Subsidiary”); and BioMarin/Genzyme LLC, a Delaware limited liability company having its principal place of business at 500 Kendall Street, Cambridge, Massachusetts 02142 (the “Company”), of which BioMarin, BioMarin Subsidiary and Genzyme are the only members. Genzyme, BioMarin, BioMarin Subsidiary and the Company are sometimes referred to herein individually as a “Party” and collectively as the “Parties”. BioMarin, BioMarin Subsidiary and Genzyme are sometimes referred to herein individually as a “Member” and collectively as the “Members”.

RECITALS

WHEREAS, BioMarin, Genzyme and the Company are parties to a Collaboration Agreement dated as of September 4, 1998 (the “Original Collaboration Agreement”) pursuant to which BioMarin and Genzyme, through the Company, develop, manufacture, market and sell Aldurazyme;

WHEREAS, the Parties no longer desire to develop, manufacture, market and sell Aldurazyme through a joint venture and instead have agreed that: (1) BioMarin will manufacture Aldurazyme and sell finished product to Genzyme; (2) Genzyme will label and commercially distribute, market and sell Aldurazyme globally; (3) each of Genzyme and BioMarin may conduct its own research and development of Aldurazyme and other Collaboration Products in accordance with the terms of the Amended and Restated Collaboration Agreement (as defined below) and the Manufacturing, Marketing and Sales Agreement among BioMarin, Genzyme and the Company of even date herewith (the “Manufacturing, Marketing and Sales Agreement”); and (4) the Company will maintain and provide intellectual property licenses and sublicenses to BioMarin and Genzyme so that they may fulfill their respective obligations under the Amended and Restated Collaboration Agreement, the Manufacturing, Marketing and Sales Agreement, and the Fill Agreement among BioMarin and Genzyme of even date herewith (the “Fill Agreement”);

WHEREAS, BioMarin, Genzyme and the Company have entered into an amendment and restatement of the Original Collaboration Agreement of even date herewith (the “Amended and Restated Collaboration Agreement”) so that hereafter the Company will no longer engage in commercial activities and will solely (1) hold the intellectual property relating to Aldurazyme and license all such intellectual property on the terms set forth in the Amended and Restated Collaboration Agreement and the Manufacturing, Marketing and Sales Agreement to BioMarin and Genzyme and (2) engage in research and development activities that are mutually selected and funded by BioMarin and Genzyme; and

WHEREAS, to effect the foregoing, the Members desire to acquire and assume from the Company, and the Company desires to transfer and assign to the Members, certain assets and Liabilities of the Company and its subsidiaries, on the terms and subject to the conditions described below in this Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the premises and of the covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties mutually agree as follows:

1. DEFINITIONS. For purposes of this Agreement, the terms defined in this Section 1 will have the meanings specified below. Certain other capitalized terms are defined elsewhere in this Agreement.

1.1. “Acquired Assets” means the BioMarin Acquired Assets, the BioMarin Subsidiary Acquired Assets, and the Genzyme Acquired Assets.

1.2. “Aldurazyme” has the meaning set forth in the Amended and Restated Collaboration Agreement.

1.3. “BioMarin Acquired Assets” means all of the Company’s right, title and interest in and to the following assets, properties and rights as of the Calculation Date, but no others:

1.3.1 all of the inventory held by the Company or to which it otherwise has rights; and

1.3.2 the BioMarin Cash Distribution, as defined in Section 2.9.1.

1.4. “BioMarin Assumed Liabilities” means the following specified Liabilities of the Company as of the Calculation Date, but no others:

1.4.1 amounts payable to BioMarin or any subsidiary.

1.5. “BioMarin Subsidiary Acquired Assets” means all of the Company’s right, title and interest in and to the following assets, properties and rights as of the Calculation Date, but no others:

1.5.1 the BioMarin Subsidiary Cash Distribution, as defined in Section 2.9.1.

1.6. “Business Day” means any weekday other than a weekday on which banks in New York, NY are authorized or required to be closed.

1.7. “Calculation Date” means December 31, 2007.

1.8. “Collaboration Products” has the meaning set forth in the Amended and Restated Collaboration Agreement.

1.9. “Encumbrance” means any charge, claim, condition, equitable interest, lien, license, option, pledge, security interest, mortgage, right of way, easement, encroachment, servitude, right of first offer or first refusal, buy/sell agreement and any other restriction or covenant with respect to, or condition governing the use, construction, transfer, receipt of income or exercise of, any other attribute of ownership.

1.10. “GAAP” means generally accepted accounting principles in the United States as in effect from time to time.

1.11. “Genzyme Acquired Assets” means all of the Company’s right, title and interest in and to the following assets, properties and rights as of the Calculation Date, but no others:

1.11.1 all of the accounts receivable held by the Company;

1.11.2 all of the Company’s pre-paid value-added taxes (VAT); and

1.11.3 the Genzyme Cash Distribution, as defined in Section 2.9.1.

1.12. “Genzyme Assumed Liabilities” means the following specified Liabilities of the Company as of the Calculation Date, but no others:

1.12.1 amounts payable to Genzyme or any subsidiary;

1.12.2 all of the Company’s accrued expenses, including accrued royalty expenses and Medicaid-related accrued expenses; and

1.12.3 all of the Company’s Liabilities in respect of deferred revenue.

1.13. “Liability” means, with respect to any person or entity, any liability or obligation, including any liability for tax, or assessment against such person or entity whether known or unknown, whether asserted or unasserted, whether determined, determinable or otherwise, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, whether incurred or consequential, whether due or to become due and whether or not required under GAAP to be accrued on the financial statements of such person or entity.

1.14. “Operating Agreement” means the Operating Agreement of the Company dated as of September 4, 1998 by and among BioMarin, BioMarin Subsidiary and Genzyme.

1.15. “Percentage Interest” has the meaning set forth in the Operating Agreement.

1.16. “Related Agreements” means the Amended and Restated Collaboration Agreement, the Manufacturing, Marketing and Sales Agreement, the Fill Agreement and the Operating Agreement.

1.17. “Retained Cash” means two million five hundred thousand dollars (US$2,500,000.00).

2. DISTRIBUTION OF ASSETS.

2.1. Distribution of Assets to Genzyme. The Company hereby distributes, conveys, transfers and delivers to Genzyme, and Genzyme hereby acquires from the Company, subject to the terms and conditions of this Agreement, free and clear of any Encumbrance, the Genzyme Acquired Assets.

2.2. Distribution of Assets to BioMarin and BioMarin Subsidiary.

2.2.1 The Company hereby distributes, conveys, transfers and delivers to BioMarin, and BioMarin hereby acquires from the Company, subject to the terms and conditions of this Agreement, free and clear of any Encumbrance, the BioMarin Acquired Assets.

2.2.2 The Company hereby distributes, conveys, transfers and delivers to BioMarin Subsidiary, and BioMarin Subsidiary hereby acquires from the Company, subject to the terms and conditions of this Agreement, free and clear of any Encumbrance, the BioMarin Subsidiary Acquired Assets.

2.3. Assets Held by the Company’s Subsidiaries. To the extent that any of the Acquired Assets are held by a subsidiary of the Company, the Company hereby causes its subsidiaries to transfer all Acquired Assets to the Company so that the Company may simultaneously transfer the Acquired Assets to the Members in accordance with Sections 2.1 and 2.2 of this Agreement.

2.4. Retained Assets. The Company retains all of the Company’s right, title and interest in and to all of the Company’s assets, properties and rights, other than the Acquired Assets.

2.5. Assumption of Certain Liabilities by Genzyme. Subject to the terms and conditions of this Agreement, Genzyme hereby assumes and the Company hereby assigns to Genzyme the Genzyme Assumed Liabilities. Notwithstanding any provision in this Agreement to the contrary, Genzyme is not assuming, and will not be deemed to have assumed, any Liability of the Company of any nature other than the Genzyme Assumed Liabilities.

2.6. Assumption of Certain Liabilities by BioMarin. Subject to the terms and conditions of this Agreement, BioMarin hereby assumes and the Company hereby assigns to BioMarin the BioMarin Assumed Liabilities. Notwithstanding any provision in this Agreement to the contrary, BioMarin is not assuming, and will not be deemed to have assumed, any Liability of the Company of any nature other than the BioMarin Assumed Liabilities.

2.7. Assumption of No Liabilities by BioMarin Subsidiary. Notwithstanding any provision in this Agreement to the contrary, BioMarin Subsidiary is not assuming and will not be deemed to have assumed, any Liability of the Company.

2.8. Additional Documentation. The transfer of the BioMarin Acquired Assets and the BioMarin Subsidiary Acquired Assets by the Company to BioMarin and BioMarin Subsidiary in accordance with this Agreement will be further evidenced by a Distribution and Assignment Agreement in the form attached hereto as Exhibit 1. The transfer of the Genzyme Acquired Assets and Genzyme Assumed Liabilities by the Company to Genzyme in accordance with this Agreement will be further evidenced by an Assignment and Assumption Agreement in the form attached hereto as Exhibit 2. The Company will execute and deliver to each Member such other instruments and documents of conveyance and assignment as are reasonably requested by such Member to vest in the Member title to the Member’s Acquired Assets.

2.9. Final Distribution.

2.9.1 Calculation. All of the Company’s cash other than the Retained Cash will be distributed to one or more Members in such amounts as to cause the fair value of the net assets distributed to the Members under this Agreement to be in proportion to the Members’ respective Percentage Interests (or in a circumstance where such proportion cannot be achieved, as nearly equal to the Members’ respective Percentage Interests as possible). The amount of cash, if any, distributed to each Member in accordance with this Section 2.9 is hereinafter referred to as the “Genzyme Cash Distribution”, the “BioMarin Cash Distribution” or the “BioMarin Subsidiary Cash Distribution”, as applicable (collectively, the “Cash Distribution”). The Parties agree that for purposes of calculating the fair value of the assets and Liabilities to be distributed and/or assigned to and assumed by the Members in accordance with this Section 2 (the “Final Distribution”), the book value of the Company’s balance sheet assets and liabilities determined in accordance with GAAP approximate their fair value.

2.9.2 Final Balance Sheet. As soon as practicable following the date hereof (but in no event later than the tenth (10th) Business Days after the Company’s independent auditors complete the Company’s 2007 year end audit), Genzyme will prepare or cause to be prepared, and will provide to BioMarin, a balance sheet of the Company as of the Calculation Date prepared in good faith and in accordance with GAAP (the “Final Balance Sheet”), together with a written statement setting forth in reasonable detail its calculation of the Final Distribution in accordance with Section 2.9.1, based on the Final Balance Sheet (the “Distribution Statement”). Genzyme shall afford BioMarin reasonable access to the work papers used by Genzyme in the preparation of the Final Balance Sheet and the Distribution Statement. For illustrative purposes only, the attached Exhibit 3 is a model Final Balance Sheet and Distribution Statement, prepared as if the Calculation Date was November 30, 2007.

2.9.3 Dispute Notice. The Final Balance Sheet and the Distribution Statement will be final, conclusive and binding on the Parties unless BioMarin (on behalf of itself and BioMarin Subsidiary) provides a written notice (a “Dispute Notice”) to Genzyme setting forth in reasonable detail (a) any item on the Final Balance Sheet and/or the Distribution Statement that BioMarin believes is not the correct amount in accordance with GAAP (each, a “Disputed Item”), (b) the correct amount of such item in accordance with GAAP and (c) the correct calculation of the Final Distribution based solely on the correct amount of each Disputed Item. BioMarin shall deliver the Dispute Notice by the tenth (10th) Business Day after Genzyme delivers the Final Balance Sheet and Distribution Statement; provided, however, that if Genzyme delivers the Final Balance Sheet and Distribution Statement before the Company’s independent auditors complete the Company’s 2007 year end audit, such ten (10) Business Day period shall not start until the date the Company’s independent auditors deliver their report. Any item or amount to which no dispute is raised in the Dispute Notice will be final, conclusive and binding on the Parties.

2.9.4 Resolution of Disputes.

(a) The Members will attempt to resolve the matters raised in a Dispute Notice in good faith. Twenty (20) Business Days after delivery of the Dispute Notice, either Genzyme or BioMarin may provide written notice (an “Arbitration Notice”) to the other that it elects to submit the disputed items to a mutually agreeable nationally recognized accounting firm which does not have a conflict serving in such capacity with respect to either BioMarin or Genzyme (the “Arbitrator”). On the fifth (5th) Business Day following appointment of an Arbitrator, Genzyme will submit the Final Balance Sheet and Distribution Statement to the Arbitrator (if applicable, as amended following discussions with BioMarin) and BioMarin will submit the Dispute Notice (if applicable, as amended following discussions with Genzyme) to the Arbitrator. Promptly following receipt of both submissions, the Arbitrator will provide copies of the opposing Member’s submission to Genzyme and to BioMarin.

(b) The Arbitrator will promptly review only those items and amounts specifically set forth and objected to in the Dispute Notice submitted to it and resolve the dispute by selecting either the Final Distribution reflected on the Distribution Statement, as submitted to it, or the Final Distribution reflected on the Dispute Notice, as submitted to it as the calculation that is closest to the correct determination in accordance with GAAP. The Arbitrator will resolve the dispute pursuant to such procedures that it establishes and deems fair and equitable, provided that Genzyme and BioMarin must each be afforded an opportunity to provide a written submission in support of its position and to advocate for its position personally before the Arbitrator. Each of Genzyme and BioMarin agrees to use its commercially reasonable efforts to cooperate with the Arbitrator and to cause the Arbitrator to resolve any dispute no later than thirty (30) Business Days after selection of the Arbitrator. The decision of the Arbitrator with respect to any such dispute will be final, conclusive and binding on the Parties.

(c) The fees and expenses of the Arbitrator will be borne by (a) BioMarin, if the Arbitrator selects the Final Distribution reflected on the Distribution Statement submitted to it, or (b) Genzyme, if the Arbitrator selects the Final Distribution reflected on the Dispute Notice submitted to it.

2.9.5 Cash Distribution and Insufficient Cash. Promptly after the final determination of the Final Distribution in accordance with this Section 2.9 (the “Final Determination”), the Company shall distribute the Cash Distribution to the applicable Member(s). If the Company’s available cash less the Retained Cash is less than the amount required for the Cash Distribution, then the Company will establish on its books an amount payable to Genzyme, BioMarin and/or BioMarin Subsidiary, as applicable (each, a “Payee”), equal to the difference. The Members shall each make a capital contribution to the Company within thirty (30) days after the Final Determination, in proportion to the Members’ respective Percentage Interests and in accordance with the terms of the Operating Agreement, such that the total capital contribution is sufficient to discharge the payable described above in this Section 2.9.5; provided that, a Payee may offset its capital contribution obligation under this Section 2.9.5 against the amount of any such payable.

3. REPRESENTATIONS AND WARRANTIES. Each Party represents and warrants to each other Party as follows (except with respect to Sections 3.6 and 3.7 below in which case only the Company is making such representations and warranties to the other Parties):

3.1. Organization. It is a corporation (or limited liability company as the case may be) duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation (or organization as the case may be), is qualified to do business and is in good standing as a foreign corporation (or limited liability company as the case may be) in each jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification and failure to have such would prevent it from performing its obligations under this Agreement and has all requisite corporate power (or limited liability power as the case may be) and authority to conduct its business as now being conducted, to own, lease and operate its properties and to execute, deliver and perform this Agreement.

3.2. Authorization. It is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder. It has taken all action (corporate or otherwise) necessary to execute, deliver and perform its obligations under this Agreement. The person executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate action.

3.3. No Third Party Approval. No authorization, consent, approval, license, exemption of, or filing or registration with, any court or governmental authority or regulatory body (other than health regulatory authorities) is required for the due execution, delivery or performance by it of this Agreement.

3.4. Enforceable Agreement. This Agreement has been duly and validly executed and delivered, and assuming it is a legally enforceable agreement of the other Parties hereto, constitutes the legal, valid and binding obligation of such Party, enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereinafter in effect relating to creditors’ rights generally or to general principles of equity.

3.5. No Violation. None of the execution, delivery or performance of this Agreement by such Party, nor the consummation by such Party of the transactions contemplated hereby will (i) result in a violation of any provision of such Party’s charter documents, by-laws or operating agreement; or (ii) with or without the giving of notice or the lapse of time, or both, result in any violation or breach of, or constitute a default under, or result in any right to accelerate or result in the creation of any lien, charge or encumbrance pursuant to, or right of termination under, any provision of any material agreement to which such Party is a party or by which such Party or any of its assets or properties are bound or which is applicable to such Party or any of its assets or properties, other than any of the foregoing which does not materially impair the ability of the Party to perform its obligations hereunder.

3.6. Title to Acquired Assets. The Company owns all right, title and interest in the Acquired Assets free and clear of all liens, claims, licenses, pledges and encumbrances.

3.7. Solvency. After consummation of the transactions contemplated by this Agreement, the Company will be solvent and able to pay its debts as they become due.

4. COVENANTS.

4.1. Payment of Amounts Due from Genzyme. Promptly after the Final Determination, and concurrently with the making of the Cash Distribution pursuant to Section 2.9.5, Genzyme will pay to the Company (netted against the Genzyme Cash Distribution, if applicable) the amounts identified on the Final Balance Sheet (as finally determined pursuant to Section 2.9), if any, as due from Genzyme or any Genzyme subsidiary.

4.2. Payment of Amounts Due from BioMarin and BioMarin Subsidiary. Promptly after the Final Determination, and concurrently with the making of the Cash Distribution pursuant to Section 2.9.5, BioMarin will pay to the Company (netted against the BioMarin Cash Distribution or BioMarin Subsidiary Cash Distribution, if applicable) the amounts identified on the Final Balance Sheet (as finally determined pursuant to Section 2.9), if any, as due from BioMarin or any BioMarin subsidiary.

4.3. Transfer of Certain Funds Received Post-Closing. With respect to any and all amounts received or collected by the Company from and after the date hereof attributable to, or in respect of, any Genzyme Acquired Asset, the Company will provide notice of such receipt or collection to Genzyme and pay promptly (and in any event within five (5) Business Days of its receipt or collection) to Genzyme any and all such amounts so received or collected by wire transfer of immediately available funds to an account specified by Genzyme or by other means acceptable to Genzyme.

4.4. Indemnification. Each Party hereby agrees to indemnify, defend and hold each other Party harmless from and against any expenses, Liabilities or losses of any kind or nature (including reasonable attorney’s fees incurred in the investigation or defense thereof) suffered by such other Party arising out of or directly or indirectly related to (a) a breach of or inaccuracy in such Party’s representations and warranties contained in this Agreement or (b) any failure of such Party to discharge any Liability assumed or retained (as applicable) by such Party hereunder.

4.5. Further Assurances. From and after the date hereof, upon the request of any Party, each of the Parties hereto will do, execute, acknowledge and deliver all such further acts, assurances, deeds, assignments, transfers, conveyances and other instruments and papers as may be reasonably required or appropriate to carry out the transactions contemplated by this Agreement. The Company will provide all cooperation reasonably requested by any Member in connection with any effort by the Member to establish, perfect, defend, or enforce its rights in or to the Acquired Assets.

4.6. Continuation of Operating Agreement, Amendment to Operating Agreement. The Parties hereby acknowledge and agree that the transactions contemplated by this Agreement do not constitute the sale or disposition of all or substantially all of the Company’s property for the purposes of Section 9.1(a) of the Operating Agreement and accordingly shall not be an event of dissolution of the Company for the purposes of Section 9.1 of the Operating Agreement, and that the Parties intend that the Company will continue in existence hereafter until an event of dissolution described in Section 9.1 of the Operating Agreement occurs. Further, to the extent that the Operating Agreement or any of the Related Agreements prohibits or is inconsistent with the transactions contemplated hereby, each such agreement is hereby amended to permit the transactions contemplated hereby. Section 1.3 of the Operating Agreement is hereby amended to provide that the transactions contemplated by this Agreement may be approved by the Members rather than the Steering Committee, and each Member hereby approves the transactions contemplated by this Agreement. In compliance with Section 18-607 of the Delaware Limited Liability Company Act, the Parties acknowledge and agree that upon the completion of the transactions contemplated by this Agreement, the fair market value of the Company’s right, title and interest in and to all of the Company’s assets, properties and rights (including the Retained Cash) shall exceed the value of all of the liabilities of the Company.

5. MISCELLANEOUS.

5.1. Assignment. This Agreement may not be assigned or otherwise transferred by any Party without the consent of the other Parties other than to an assignee of a Member’s membership interest in the Company effected in compliance with the Related Agreements. Any permitted assignee shall assume all obligations of its assignor under this Agreement; accordingly, all references herein to the assigning Party shall be deemed references to the assignee to whom the Agreement is so assigned. Any purported assignment in violation of this Section 5.1 shall be void.

5.2. Notices. Any consent, notice or report required or permitted to be given or made under this Agreement by one of the Parties hereto to any other Party shall be in writing, delivered personally or by facsimile (and promptly confirmed by personal delivery or courier), by a next Business Day delivery service of a nationally recognized overnight courier service or by courier, return receipt requested and postage prepaid (where applicable), addressed to such other Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor in accordance with this Section 5.2 and shall be effective upon receipt by the addressee.

If to BioMarin, BioMarin Subsidiary or the Company (if such notice is sent by Genzyme):	BioMarin Pharmaceutical Inc. 105 Digital Drive Novato, California 94949 Attention: Chief Executive Officer Facsimile: (415) 382-7889

with a copy to:	BioMarin Pharmaceutical Inc. 105 Digital Drive Novato, California 94949 Attention: General Counsel Facsimile: (415) 382-7889

If to Genzyme or to the Company (if such notice is sent by BioMarin or BioMarin Subsidiary):	Genzyme Corporation 500 Kendall Street Cambridge, Massachusetts 02142 Attention: President, LSD Therapeutics Facsimile: (617) 768-6419

with a copy to:	Genzyme Corporation 500 Kendall Street Cambridge, Massachusetts 02142 Attention: General Counsel Facsimile: (617) 252-7553

5.3. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to any choice of law principle that would dictate the application of the laws of another jurisdiction.

5.4. Entire Agreement. This Agreement, together with the Related Agreements, contains the entire understanding of the Parties with respect to the subject matter hereof. All express or implied agreements and understandings, either oral or written, heretofore made are expressly merged in and made a part of this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by all Parties hereto. Each of the Parties hereby acknowledges that this Agreement is the result of mutual negotiation and therefore any ambiguity in its terms shall not be construed against the drafting Party.

5.5. Headings. The headings contained in this Agreement are not a part of this Agreement, but are merely guides or labels to assist in locating and reading the several Sections hereof.

5.6. Waiver. Except as expressly provided herein, the waiver by any Party hereto of any right hereunder or of any failure to perform or any breach by any other Party shall not be deemed a waiver of any other right hereunder or of any other failure to perform or breach by said other Party, whether of a similar nature or otherwise, nor shall any singular or partial exercise of such right preclude any further exercise thereof or the exercise of any other such right.

5.7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signature pages may be exchanged by facsimile.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date first set forth above.

GENZYME CORPORATION

By:	/s/ David P. Meeker
Print Name:	David P. Meeker
Title:	President LSD Therapeutics
Date:	12/31/07

BIOMARIN PHARMACEUTICAL INC.

By:	/s/ G. Eric Davis
Print Name:	G. Eric Davis
Title:	Vice President, General Counsel
Date:	12/31/07

BIOMARIN GENETICS, INC.

By:	/s/ G. Eric Davis
Print Name:	G. Eric Davis
Title:	Vice President, General Counsel
Date:	12/31/07

[SIGNATURE PAGE TO MEMBERS AGREEMENT]

BIOMARIN/GENZYME LLC

By: BIOMARIN PHARMACEUTICAL INC.

By:	/s/ G. Eric Davis
Print Name:	G. Eric Davis
Title:	Vice President, General Counsel
Date:	12/31/07

By: BIOMARIN GENETICS, INC.

By:	/s/ G. Eric Davis
Print Name:	G. Eric Davis
Title:	Vice President, General Counsel
Date:	12/31/07

By: GENZYME CORPORATION

By:	/s/ David P. Meeker
Print Name:	David P. Meeker
Title:	President LSD Therapeutics
Date:	12/31/07

[SIGNATURE PAGE TO MEMBERS AGREEMENT]

Exhibit 1

Distribution and Assignment Agreement

Distribution and Assignment Agreement

This Distribution and Assignment Agreement (the “Agreement”) is made, executed and delivered as of January 1, 2008, by and between BioMarin/Genzyme LLC, a Delaware limited liability company (the “LLC”), on the one hand, and BioMarin Pharmaceutical Inc., a Delaware corporation and member of the LLC (“BioMarin”), and BioMarin Genetics, Inc., a Delaware corporation, subsidiary of BioMarin and a member of the LLC (“BioMarin Genetics” and together with BioMarin and the LLC, the “Parties”).

WITNESSETH:

WHEREAS, the LLC and BioMarin are parties to that certain Members Agreement, dated January 1, 2008, by and among the LLC, BioMarin, Genzyme Corporation and BioMarin Genetics, Inc. (the “Members Agreement”), providing for, among other things, the distribution and assignment of specified assets of the LLC to BioMarin and BioMarin Genetics, Inc, on the one hand, and Genzyme, on the other hand.

NOW, THEREFORE, in connection with the Members Agreement, for and in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt, adequacy, and legal sufficiency of which are hereby acknowledged, the Parties do hereby agree as follows:

1. Definitions. Capitalized terms used but not defined herein shall have the meanings for such terms that are set forth in the Members Agreement.

2. Distribution and Assignment.

(a) The LLC hereby distributes, conveys, transfers, assigns and delivers to BioMarin and its successors and assigns forever all right, title and interest in and to the BioMarin Acquired Assets free and clear of all liens, claims, licenses, pledges and encumbrances other than those created by BioMarin. All transfers to BioMarin’s custody and control of the BioMarin Acquired Assets shall be effected in compliance with all applicable laws.

(b) The LLC hereby distributes, conveys, transfers, assigns and delivers to BioMarin Genetics and its successors and assigns forever all right, title and interest in and to the BioMarin Subsidiary Acquired Assets free and clear of all liens, claims, licenses, pledges and encumbrances other than those created by BioMarin Genetics.

3. Representations and Warranties. Each Party represents and warrants to each other Party as follows (except with respect to Sections 3(f) and 3(g) below in which case only the LLC is making such representations and warranties to the other Parties):

(a) Organization. It is a corporation (or limited liability company as the case may be) duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation (or organization as the case may be), is qualified to do business and is in good standing as a foreign corporation (or limited liability company as the case may be) in each jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification and failure to have such would prevent it from performing its obligations under this Agreement and has all requisite corporate power (or limited liability power as the case may be) and authority to conduct its business as now being conducted, to own, lease and operate its properties and to execute, deliver and perform this Agreement.

(b) Authorization. It is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder. It has taken all action (corporate or otherwise) necessary to execute, deliver and perform its obligations under this Agreement. The person executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate action.

(c) No Third Party Approval. No authorization, consent, approval, license, exemption of, or filing or registration with, any court or governmental authority or regulatory body (other than health regulatory authorities) is required for the due execution, delivery or performance by it of this Agreement.

(d) Enforceable Agreement. This Agreement has been duly and validly executed and delivered, and assuming it is a legally enforceable agreement of the other Parties hereto, constitutes the legal, valid and binding obligation of such Party, enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereinafter in effect relating to creditors’ rights generally or to general principles of equity.

(e) No Violation. None of the execution, delivery or performance of this Agreement by such Party, nor the consummation by such Party of the transactions contemplated hereby will (i) result in a violation of any provision of such Party’s charter documents, by-laws or operating agreement; or (ii) with or without the giving of notice or the lapse of time, or both, result in any violation or breach of, or constitute a default under, or result in any right to accelerate or result in the creation of any lien, charge or encumbrance pursuant to, or right of termination under, any provision of any material agreement to which such Party is a party or by which such Party or any of its assets or properties are bound or which is applicable to such Party or any of its assets or properties, other than any of the foregoing which does not materially impair the ability of the Party to perform its obligations hereunder.

(f) Title to Acquired Assets. The LLC owns all right, title and interest in the BioMarin Acquired Assets and the BioMarin Subsidiary Acquired Assets free and clear of all liens, claims, licenses, pledges and encumbrances and upon receipt of the BioMarin Acquired Assets from the LLC BioMarin will receive good and marketable title to such assets.

(g)	Solvency. After consummation of the transactions contemplated by this Agreement, the LLC will be solvent and able to pay its debts as they become due.

4. Entire Agreement. This Agreement, together with the Members Agreement and the Related Agreements, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof and is not intended to and shall not be construed to confer upon any persons other than the Parties any rights or remedies hereunder.

5. Amendment and Modification. This Agreement and any of the terms contained herein may be amended or modified by the Parties only in writing signed by each Party.

6. Succession and Assignment. This Agreement may not be assigned or otherwise transferred by any Party without the consent of the other Parties hereto other than by BioMarin or BioMarin Genetics to an assignee of its respective membership interest in the LLC effected in compliance with the Members Agreement and Related Agreements or any successor of all or substantially all of its business whether by merger, acquisition of stock or assets or otherwise. Any purported assignment in violation of this Section 6 shall be void.

7. Further Assurances. The LLC shall enter into such other documents, instruments or agreements as may be necessary or appropriate to further evidence the transfer of the BioMarin Acquired Assets to BioMarin and the BioMarin Subsidiary Acquired Assets to BioMarin Genetics as may reasonably be requested by BioMarin or BioMarin Genetics.

8. Notices. All notices shall be given as provided in the Members Agreement.

9. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws that would result in the application of the law of any other jurisdiction.

10. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be signed by its duly authorized officer as of the date first written above.

BIOMARIN/GENZYME LLC

By: BIOMARIN PHARMACEUTICAL INC.

By:
Print Name:
Title:
Date:

By: BIOMARIN GENETICS, INC.

By:
Print Name:
Title:
Date:

By: GENZYME CORPORATION

By:
Print Name:
Title:
Date:

BIOMARIN PHARMACEUTICAL INC.

By:
Print Name:
Title:
Date:

BIOMARIN GENETICS, INC.

By:
Print Name:
Title:
Date:

Execution Version

Exhibit 2

Assignment and Assumption Agreement

19

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (the “Agreement”) is made, executed and delivered as of January 1, 2008, by and among BioMarin/Genzyme LLC, a Delaware limited liability company (“Assignor”) and Genzyme Corporation, a Massachusetts corporation (“Assignee”, and together with Assignor, the “Parties”).

WITNESSETH:

WHEREAS, Assignor and Assignee are parties to a Members Agreement, dated January 1, 2008, by and among Assignor, Assignee, BioMarin Pharmaceutical Inc. and BioMarin Genetics, Inc. (the “Members Agreement”), providing for, among other things, the assignment by Assignor and the assumption by Assignee of certain rights, liabilities, and obligations of Assignor, all as more fully described in the Members Agreement, on the terms and conditions provided in the Members Agreement;

NOW, THEREFORE, in connection with the Members Agreement, for and in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt, adequacy, and legal sufficiency of which are hereby acknowledged, the Parties do hereby agree as follows:

1. Definitions. Capitalized terms used but not defined herein shall have the meanings for such terms that are set forth in the Members Agreement.

2. Assignment and Assumption. Assignor hereby assigns, distributes, transfers, and sets over to Assignee all of such Assignor’s right, title, benefit, privileges, and interest in and to, and all of such Assignor’s burdens, obligations, and liabilities in connection with, the Genzyme Acquired Assets and the Genzyme Assumed Liabilities, free and clear of all liens, claims, licenses, pledges and encumbrances (other than those created by Assignee) in the case of the Genzyme Acquired Assets. Assignee hereby accepts and assumes and agrees to observe and perform all of the duties, obligations, terms, provisions, and covenants of the Genzyme Acquired Assets and the Genzyme Assumed Liabilities, and to pay and discharge all of the Genzyme Assumed Liabilities. All transfers to Assignee’s custody and control of the Genzyme Acquired Assets shall be effected in compliance with all applicable laws.

3. Representations and Warranties. Each Party represents and warrants to the other Party as follows (except with respect to Sections 3(f) and 3(g) below in which case only Assignor is making such representations and warranties to Assignee):

(a) Organization. It is a corporation (or limited liability company as the case may be) duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation (or organization as the case may be), is qualified to do business and is in good standing as a foreign corporation (or limited liability company as the case may be) in each jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification and failure to have such would prevent it from performing its obligations under this Agreement and has all requisite corporate power (or limited liability power as the case may be) and authority to conduct its business as now being conducted, to own, lease and operate its properties and to execute, deliver and perform this Agreement.

(b) Authorization. It is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder. It has taken all action (corporate or otherwise) necessary to execute, deliver and perform its obligations under this Agreement. The person executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate action.

(c) No Third Party Approval. No authorization, consent, approval, license, exemption of, or filing or registration with, any court or governmental authority or regulatory body (other than health regulatory authorities) is required for the due execution, delivery or performance by it of this Agreement.

(d) Enforceable Agreement. This Agreement has been duly and validly executed and delivered, and assuming it is a legally enforceable agreement of the other Party hereto, constitutes the legal, valid and binding obligation of such Party, enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereinafter in effect relating to creditors’ rights generally or to general principles of equity.

(e) No Violation. None of the execution, delivery or performance of this Agreement by such Party, nor the consummation by such Party of the transactions contemplated hereby will (i) result in a violation of any provision of such Party’s charter documents, by-laws or operating agreement; or (ii) with or without the giving of notice or the lapse of time, or both, result in any violation or breach of, or constitute a default under, or result in any right to accelerate or result in the creation of any lien, charge or encumbrance pursuant to, or right of termination under, any provision of any material agreement to which such Party is a party or by which such Party or any of its assets or properties are bound or which is applicable to such Party or any of its assets or properties, other than any of the foregoing which does not materially impair the ability of the Party to perform its obligations hereunder.

(f) Title to Acquired Assets. Assignor owns all right, title and interest in the Genzyme Acquired Assets free and clear of all liens, claims, licenses, pledges and encumbrances and upon receipt of the Genzyme Acquired Assets from Assignor, Assignee will receive good and marketable title to such assets.

(g) Solvency. After consummation of the transactions contemplated by this Agreement, Assignor will be solvent and able to pay its debts as they become due.

4. Entire Agreement. This Agreement, together with the Members Agreement and the Related Agreements, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof and is not intended to and shall not be construed to confer upon any persons other than the Parties any rights or remedies hereunder.

5. Amendment and Modification. This Agreement and any of the terms contained herein may be amended or modified by the Parties only in writing signed by each Party.

6. Succession and Assignment. This Agreement may not be assigned or otherwise transferred by either Party without the consent of the other Party other than by Assignee to an assignee of its membership interest in Assignor effected in compliance with the Members Agreement and Related Agreements or any successor of all or substantially all of its business whether by merger, acquisition of stock or assets or otherwise. Any permitted assignee shall assume all obligations of its assignor under this Agreement; accordingly, all references herein to the assigning Party shall be deemed references to the assignee to whom the Agreement is so assigned. Any purported assignment in violation of this Section 6 shall be void.

7. Further Assurances. Assignor shall enter into such other documents, instruments or agreements as may be necessary or appropriate to further evidence the transfer of the Genzyme Acquired Assets to Assignee as may reasonably be requested by Assignee.

8. Notices. All notices shall be given as provided in the Members Agreement.

9. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws that would result in the application of the law of any other jurisdiction.

10. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be signed by its duly authorized officer as of the date first written above.

BIOMARIN/GENZYME LLC

By: BIOMARIN PHARMACEUTICAL INC.

By:
Print Name:
Title:
Date:

By: BIOMARIN GENETICS, INC.

By:
Print Name:
Title:
Date:

By: GENZYME CORPORATION

By:
Print Name:
Title:
Date:

GENZYME CORPORATION

By:
Print Name:
Title:
Date:

Exhibit 3

Final Balance Sheet and Distribution Statement (as of November 30, 2007)

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